EXHIBIT 99.2
TR-1: Standard form for notification of major holdings
1. Issuer Details
ISIN

JE00BJVNSS43
Issuer Name

FERGUSON PLC
UK or Non-UK Issuer

Non-UK
2. Reason for Notification

An acquisition or disposal of voting rights
3. Details of person subject to the notification obligation
Name

Trian Fund Management, L.P.
City of registered office (if applicable)

New York
Country of registered office (if applicable)

United States of America
4. Details of the shareholder

Name	City of registered office	Country of registered office
Trian Investors 1 General Partner, LLC	Wilmington	USA
Trian Investors 1 SLP, L.P.	Wilmington	USA
Trian Partners Co-Investment Opportunities Fund, Ltd.	Grand Cayman	Cayman Islands
Trian Partners Strategic Fund-K, L.P.	Wilmington	USA
Trian Partners Strategic Fund-G III, L.P.	Wilmington	USA
Trian Partners Strategic Fund-G II, L.P.	Wilmington	USA
Trian Partners Fund (Sub)-G, L.P.	Wilmington	USA
Trian Partners Strategic Investment Fund-N, L.P.	Wilmington	USA
Trian Partners Strategic Investment Fund-A, L.P.	Wilmington	USA
Trian Partners Parallel Fund I, L.P.	Wilmington	USA
Trian Partners Master Fund, L.P.	Grand Cayman	Cayman Islands
Trian Partners, L.P.	Wilmington	USA

5. Date on which the threshold was crossed or reached

06-Jan-2023
6. Date on which Issuer notified

11-Jan-2023
7. Total positions of person(s) subject to the notification obligation

.	% of voting rights attached to shares (total of 8.A)	% of voting rights through financial instruments (total of 8.B 1 + 8.B 2)	Total of both in % (8.A + 8.B)	Total number of voting rights held in issuer
Resulting situation on the date on which threshold was crossed or reached	Below 5%	N/A	Below 5%	Below 5%
Position of previous notification (if applicable)	4.94%	0.20%	5.14%
8. Notified details of the resulting situation on the date on which the threshold was crossed or reached
8A. Voting rights attached to shares

Class/Type of shares ISIN code(if possible)	Number of direct voting rights (DTR5.1)	Number of indirect voting rights (DTR5.2.1)	% of direct voting rights (DTR5.1)	% of indirect voting rights (DTR5.2.1)
JE00BJVNSS43	N/A	Below 5%	N/A	Below 5%
Sub Total 8.A	Below 5%		Below 5%
8B1. Financial Instruments according to (DTR5.3.1R.(1) (a))

Type of financial instrument	Expiration date	Exercise/conversion period	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Sub Total 8.B1
8B2. Financial Instruments with similar economic effect according to (DTR5.3.1R.(1) (b))

Type of financial instrument	Expiration date	Exercise/conversion period	Physical or cash settlement	Number of voting rights	% of voting rights

Sub Total 8.B2

9. Information in relation to the person subject to the notification obligation

2. Full chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held starting with the ultimate controlling natural person or legal entities (please add additional rows as necessary)

Ultimate controlling person	Name of controlled undertaking	% of voting rights if it equals or is higher than the notifiable threshold	% of voting rights through financial instruments if it equals or is higher than the notifiable threshold	Total of both if it equals or is higher than the notifiable threshold
Trian Fund Management GP, LLC	Trian Fund Management, L.P.
Trian Fund Management, L.P.	Each Trian entity listed in Section 4
10. In case of proxy voting
Name of the proxy holder

The number and % of voting rights held

The date until which the voting rights will be held

11. Additional Information

Trian Fund Management, L.P. ("Trian Management") has full investment and voting discretion on behalf of each of the Trian entities listed in Section 4.
Trian Fund Management GP, LLC is the general partner of Trian Management. Trian Fund Management GP, LLC is controlled by Nelson Peltz, Peter W. May and Edward P. Garden, who are therefore in a position to determine the investment and voting decisions by Trian Management and each of the Trian entities listed in Section 4.
This notification was triggered by the distribution in-kind of 3,795,799 Ordinary Shares of Ferguson plc from Trian Investors 1, L.P., a fund managed by a subsidiary of Trian Management, to Trian Investors 1, Ltd. ("Trian Investors") in advance of a mandatory redemption deadline. The Board of Trian Investors has announced that it anticipates distributing these Ferguson shares in specie to Trian Investors shareholders.

12. Date of Completion

11-Jan-2023
13. Place Of Completion

New York